May 16, 2017

James E. O’Connor, Esquire
U.S. Securities & Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re:  T. Rowe Price Small-Cap Value Fund, Inc.

     T. Rowe Price Small-Cap Value Fund—Advisor Class

     T. Rowe Price Small-Cap Value Fund—I Class

   File Nos. 002-43237/811-2215

Dear Mr. O’Connor,

This letter accompanies our filing of the information contained in these eXtensible Business Reporting Language (“XBRL”) exhibits relating to the above-referenced fund’s prospectus filed under Rule 497(c) on April 28, 2017. The filing pursuant to Rule 497(c) was made to reflect revisions to the fund’s fee table and hypothetical expenses that were made to the prospectus after it was submitted under Rule 485(b) on April 26, 2017.

Please contact me at 410-345-6628, or in my absence, Brian R. Poole at 410-345-6646, if we may be of further assistance.

Sincerely,

/s/Gina Hogan
Gina Hogan